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                                                                    Exhibit 5(a)

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[LOGO OF Prudential]                                                Annuities Service Center
                                                                    Insurance Licensed
                                                                    Registered Representative
                                                                    1-800-513-0805
                                                                    www.prudentialannuities.com

Prudential                                                          Regular Mail Delivery
PREMIER(R) RETIREMENT                                               Annuities Service Center
Variable Annuity Application Form                                   P.O. Box 7960
Annuities are issued by Pruco Life Insurance Company of New Jersey  Philadelphia, PA 19176

                                                                    Overnight Service, Certified or
                                                                    Registered Mail Delivery
                                                                    Prudential Annuities Service Center
                                                                    2101 Welsh Road
                                                                    Dresher, PA 19025

PRODUCT SELECTION =>  [_________]  ADVISOR VARIABLE ANNUITY
                                   (This Application must be accompanied by a completed administrative
                                   Investment Advisor Form signed by both a current enrolled Investment
                                   Advisor and the Owner.)

SECTION 1 OWNERSHIP INFORMATION

A.TYPE OF OWNERSHIP

[ ] Individual [ ] Custodian [ ] UTMA/UGMA [ ] Trust* [ ] Corporation* [ ] Other* [_________________________]

*lf the Owner is a Trust, Corporation or other entity you must complete and submit the Certificate of Entity form with this application.

B.OWNER

Name (First, Middle, Last, or Trust/Entity)       Birth Date (Mo / Day / Yr)  SSN / TIN

[______________________________________________]  [_______/_______/________]  [_______________] [ ] Male [ ] Female

Street Address                            City                      State         ZIP

[______________________________________]  [______________________]  [__________]  [_______________]

[ ] U.S. Citizen [ ] Resident Alien/Citizen of:[__________________________________________________]

[ ] Non-Resident Alien/Citizen of: [______________________________________________] (Submit IRS Form W-8 (BEN, ECI, EXP or IMY)

C.CO-OWNER - NOT AVAILABLE FOR ENTITY-OWNED ANNUITIES OR QUALIFIED ANNUITIES.

[ ] Check here to designate the Co-Owners as each other's Primary Beneficiary.

Name (First, Middle, Last)                        Birth Date (Mo / Day / Yr)  SSN / TIN

[______________________________________________]  [_______/_______/________]  [_______________] [ ] Male [ ] Female

Street Address                            City                      State         ZIP

[______________________________________]  [______________________]  [__________]  [_______________]

[ ] U.S. Citizen [ ] Resident Alien/Citizen of:[__________________________________________________]

[ ] Non-Resident Alien/Citizen of: [______________________________________________] (Submit IRS Form W-8 (BEN, ECI, EXP or IMY)

Relationship to Owner: [____________________________________________________________________________________________________]

D.ANNUITANT - COMPLETE THIS SECTION IF THE ANNUITANT IS NOT THE OWNER.

Name (First, Middle, Last)                        Birth Date (Mo / Day / Yr)  SSN / TIN

[______________________________________________]  [_______/_______/________]  [_______________] [ ] Male [ ] Female

Street Address                            City                      State         ZIP

[______________________________________]  [______________________]  [__________]  [_______________]

[ ] U.S. Citizen [ ] Resident Alien/Citizen of:[__________________________________________________]

[ ] Non-Resident Alien/Citizen of: [______________________________________________] (Submit IRS Form W-8 (BEN, ECI, EXP or IMY)


                            Networking  No.                   Annuity No. (If established)

FOR BROKER/DEALER USE ONLY  [______________________________]  [__________________________________]
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SECTION 2 BENEFICIARY INFORMATION

..    For Custodial IRA contracts, the Custodian must be listed as the
     Beneficiary.

..    For Qualified contracts (Profit Sharing Plan, 401 (k), etc.) other than an
     IRA or SEP-IRA, the Plan must be listed as the Beneficiary.

Indicate classifications of each Beneficiary. Percentage of benefit for all Primary Beneficiaries must total 100%. Percentage of benefit for all Contingent Beneficiaries must total 100%. If the Co-Owners have been chosen as each other's Primary Beneficiary, then only Contingent Beneficiaries may be designated below.

Name (First, Middle, Last)                              Birth Date (Mo / Day / Yr)

[____________________________________________________]  [__________/______/_________________]

[ ] Primary     Relationship                            SSN/TIN            Percentage

[ ] Contingent  [____________________________________]  [_______________]  [_______________%]

Name (First, Middle, Last)                              Birth Date (Mo / Day / Yr)

[____________________________________________________]  [__________/______/_________________]

[ ] Primary     Relationship                            SSN/TIN            Percentage

[ ] Contingent  [____________________________________]  [_______________]  [_______________%]

Name (First, Middle, Last)                              Birth Date (Mo / Day / Yr)

[____________________________________________________]  [__________/______/_________________]

[ ] Primary     Relationship                            SSN/TIN            Percentage

[ ] Contingent  [____________________________________]  [_______________]  [_______________%]

SECTION 3 ANNUITY INFORMATION

A. EXISTING ANNUITY OR LIFE INSURANCE COVERAGE

1. DO YOU HAVE ANY EXISTING ANNUITY OR LIFE INSURANCE CONTRACTS? [ ] YES [ ] NO

2. WILL THE ANNUITY BEING APPLIED FOR REPLACE (IN WHOLE OR IN PART) ONE OR MORE EXISTING ANNUITY OR LIFE INSURANCE
   CONTRACTS? [ ] YES [ ] NO If yes, complete and submit the required Regulation 60 paperwork.

Company Name                             Policy or Annuity Number             Year Issued
[_____________________________________]  [_________________________________]  [____________________________________]
Use Section 6 of this Application to specify additional coverage.

B. TYPE OF CONTRACT BEING REQUESTED

[ ] Non-Qualified  [ ] SEP-IRA*  [ ]Roth 401(k)*  [ ] 457(b)*(gov't. entity)      [ ] 401*(Plan Year) [_____________]

[ ] IRA            [ ] Roth IRA  [ ] 403(b)*      [ ] 457(b)*(501(c) tax-exempt)  [ ] Other [_______________________]

*The following information is required if the contract being requested is an employer plan.

Employer Plan No. (if available)                     Employer Plan Phone No.

[_________________________________________________]  [_________________________________________________]

Employer Plan Name                                   Employer Plan Contact Name

[_________________________________________________]  [_________________________________________________]

Street Address                                       City                      State        ZIP

[_________________________________________________]  [______________________]  [_________]  [____________]
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SECTION 3 ANNUITY INFORMATION (CONTINUED)

C. PURCHASE PAYMENTS

MAKE ALL CHECKS PAYABLE TO PRUCO LIFE INSURANCE COMPANY. Purchase Payment amounts may be restricted by Pruco Life; please see your prospectus for details.

QUALIFIED CONTRACT PAYMENT TYPE                                  NON-QUALIFIED CONTRACT PAYMENT TYPE
Indicate type of initial estimated payment(s).                   Indicate type of initial estimated payment(s).

[ ] Transfer...........  $ [_________________]                   [ ] 1035 Exchange.................  $ [______________]

[ ] Rollover...........  $ [_________________]                   [ ] Amount Enclosed...............  $ [______________]

[ ] Direct Rollover....  $ [_________________]                   [ ] CD Transfer or
                                                                     Mutual Fund Redemption .......  $ [______________]

[ ] IRA/ Roth IRA
    Contribution.......  $ [_________] for tax year [_________]

    If no year is indicated, contribution defaults to current tax year.

D. OPTIONAL BENEFITS

IF ELECTED, ADDITIONAL CHARGES, AGE AND INVESTMENT RESTRICTIONS MAY APPLY. PLEASE SEE THE PROSPECTUS FOR FULL DETAILS.

LIVING BENEFITS (ONLY ONE MAY BE CHOSEN.)                                                DEATH BENEFITS
---------------------------------------------------------------------------------------  ------------------------------------------

Income Benefits                                Accumulation Benefits                     [ ] Highest Anniversary Value (HAV)
[ ] Highest Daily Lifetime(SM) 6 Plus          [ ] Highest Daily(SM) Guaranteed
                                                   Return Option(SM) II (HD GRO(SM) II)  Death Benefits can only be elected at issue
[ ] Spousal Highest Daily Lifetime(SM) 6 Plus                                            of a new contract and cannot be terminated
                                               [ ] Guaranteed Return Option(SM)          once elected.
                                                   Plus II (GRO Plus II)

SECTION 4 NOTICES & DISCLAIMERS

Pursuant to Section 3 of the federal Defense of Marriage Act ("DOMA"), same-sex marriages currently are not recognized for purposes of federal law. Therefore, the favorable income-deferral options afforded by federal tax law to an opposite-sex spouse under Internal Revenue Code sections 72(s) and 401(a)(9) are currently NOT available to a same-sex spouse. Same-sex spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor. To the extent that an annuity contract or certificate accords to spouses other rights or benefits that are not affected by DOMA, same-sex spouses remain entitled to such rights or benefits to the same extent as any annuity holder's spouse.
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SECTION 5 INVESTMENT SELECTION (CONTINUED)

INVESTMENT ALLOCATIONS

>IF YOU ARE ELECTING AN OPTIONAL LIVING AND/OR DEATH BENEFIT IN SECTION 3D, you must choose from one of the following two options:

1. ASSET ALLOCATION PORTFOLIOS: Indicate          2. CUSTOM PORTFOLIOS: You must allocate at least 20% among the individual
   the percent of your investment for each Asset     portfolios listed in BOX 2 and the remaining percentage among the individual
   Allocation Portfolio. Allocations made among      portfolios listed in BOX 1 and BOX 3 in any percent combinations. Custom
   these portfolios must total 100%. (BOX 1)         Portfolios will automatically be rebalanced quarterly to the allocations selected.

>IF YOU ARE NOT ELECTING AN OPTIONAL LIVING AND/OR DEATH BENEFIT, you may allocate among any of the portfolios listed in
BOXES 1, 2, 3 or 4 in any percentage combination totaling 100%.

INVESTMENTS SELECTION NOTE: ALL ELECTIONS MUST BE IN WHOLE PERCENTAGES, NOT DOLLARS

BOX 1 | ASSET ALLOCATION PORTFOLIOS %

     TRADITIONAL                                 TACTICAL                               ALTERNATIVE
[__] AST Balanced Asset Allocation          [__] AST CLS Growth Asset Allocation   [__] AST Academic Strategies
[__] AST Capital Growth Asset Allocation    [__] AST CLS Moderate Asset Allocation      Asset Allocation
[__] AST Fidelity Investments(R) Pyramis(R) [__] AST Horizon Growth Asset          [__] AST Advanced Strategies
     Asset Allocation                            Allocation                        [__] AST J.P. Morgan Strategic Opportunities
[__] AST Preservation Asset Allocation      [__] AST Horizon Moderate              [__] AST Schroders Multi-Asset
[__] AST T. Rowe Price Asset Allocation          Asset Allocation                       World Strategies
[__] Franklin Templeton VIP Founding             QUANTITATIVE
     Funds Allocation Fund                  [__] AST First Trust Balanced Target
                                            [__] AST First Trust Capital
                                                 Appreciation Target                    BOX 1 TOTAL [_________] %

BOX 2 | BOND PORTFOLIOS %

[__] AST PIMCO Total Return Bond            [__] AST Western Asset Core Plus Bond  [__] BOX 2 TOTAL [_________] %

BOX 3 | ADDITIONAL PORTFOLIOS %

     LARGE-CAP GROWTH                            MID-CAP GROWTH                         SMALL-CAP VALUE
[__] AST Goldman Sachs                      [__] AST Goldman Sachs Mid-Cap Growth  [__] AST Goldman Sachs Small-Cap Value
     Concentrated Growth                    [__] AST Neuberger Berman              [__] AST Small-Cap Value
[__] AST Jennison Large-Cap Growth               Mid-Cap Growth                         INTERNATIONAL EQUITY
[__] AST Marsico Capital Growth                  MID-CAP VALUE                     [__] AST International Growth
[__] AST MFS Growth                         [__] AST Mid-Cap Value                 [__] AST International Value
[__] AST T. Rowe Price Large-Cap Growth     [__] AST Neuberger Berman / LSV        [__] AST JP Morgan International Equity
     LARGE-CAP BLEND                             Mid-Cap Value                     [__] AST MFS Global Equity
[__] AST QMA US Equity Alpha                     FIXED INCOME                      [__] AST Parametric Emerging
     LARGE-CAP VALUE                        [__] AST High Yield                         Markets Equity
[__] AST AllianceBernstein Core Value       [__] AST Lord Abbett Bond-Debenture         SPECIALTY PORTFOLIO
[__] AST AllianceBernstein                  [__] AST Money Market                  [__] AST Cohen & Steers Realty
     Growth & Income                        [__] AST PIMCO Limited Maturity Bond   [__] AST Global Real Estate
[__] AST American Century                   [__] AST T. Rowe Price Global Bond     [__] AST T. Rowe Price Natural Resources
     Income & Growth                             SMALL-CAP GROWTH
[__] AST DeAM Large-Cap Value               [__] AST Federated Aggressive Growth
[__] AST Jennison Large-Cap Value           [__] AST Neuberger Berman
[__] AST Large-Cap Value                         Small-Cap Growth
                                            [__] AST Small-Cap Growth                   BOX 3 TOTAL [_________] %

Continued on next page
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SECTION 5 INVESTMENT SELECTION (CONTINUED)

B. INVESTMENT ALLOCATIONS

BOX 4 | PROFUND PORTFOLIOS %

     LARGE-CAP GROWTH                            SPECIALTY PORTFOLIO
[__] ProFund VP Large-Cap Growth            [__] ProFund VP Consumer Goods
     LARGE-CAP VALUE                        [__] ProFund VP Consumer Services
[__] ProFund VP Large-Cap Value             [__] ProFund VP Financials
     MID-CAP GROWTH                         [__] ProFund VP Health Care
[__] ProFund VP Mid-Cap Growth              [__] ProFund VP Industrials
     MID-CAP VALUE                          [__] ProFund VP Real Estate
[__] ProFund VP Mid-Cap Value               [__] ProFund VP Telecommunications
     SMALL-CAP GROWTH                       [__] ProFund VP Utilities
[__] ProFund VP Small-Cap Growth
     SMALL-CAP VALUE
[__] ProFund VP Small-Cap Value

                                                             BOX 4 TOTAL [_________] %

                                                 CUMULATIVE (TOTAL 100%) [_________] %
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SECTION 6 E-DOCUMENTS

[ ]  By checking, providing my e-mail address below and signing Section 8, I consent to accept documents electronically for my variable annuity. E-mail notifications will be provided indicating that documents are available and will include instructions on how to quickly and easily access them on-line.

     I understand that I will receive documents including but not limited to: statements, confirmations and prospectuses electronically, if available, until I notify Prudential that I am revoking my consent at which time I will begin receiving paper documents by mail. I also understand there are no fees charged by Prudential for the e-Documents service or for paper documents. See your Internet Service Provider for any other access fees that may apply.

E-mail Address

[______________________________________________________________________________________________________________________]

SECTION 7 ADDITIONAL INFORMATION

If needed for:

.. Special Instructions  . Beneficiaries                  . Contingent Annuitant (for custodial business only)
.. Annuity Replacement   . Entity Authorized Individuals

[______________________________________________________________________________________________________________________]
[______________________________________________________________________________________________________________________]
[______________________________________________________________________________________________________________________]
[______________________________________________________________________________________________________________________]
[______________________________________________________________________________________________________________________]
[______________________________________________________________________________________________________________________]
[______________________________________________________________________________________________________________________]
[______________________________________________________________________________________________________________________]
[______________________________________________________________________________________________________________________]
[______________________________________________________________________________________________________________________]
[______________________________________________________________________________________________________________________]
[______________________________________________________________________________________________________________________]
[______________________________________________________________________________________________________________________]
[______________________________________________________________________________________________________________________]
[______________________________________________________________________________________________________________________]
[______________________________________________________________________________________________________________________]
[______________________________________________________________________________________________________________________]
[______________________________________________________________________________________________________________________]
[______________________________________________________________________________________________________________________]
[______________________________________________________________________________________________________________________]
[______________________________________________________________________________________________________________________]
[______________________________________________________________________________________________________________________]
[______________________________________________________________________________________________________________________]
[______________________________________________________________________________________________________________________]
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SECTION 8 OWNER ACKNOWLEDGEMENTS AND SIGNATURE(S)

[ ]  By checking this box and signing below, I consent to receiving the prospectus for this variable annuity on the compact disc (the "CD Prospectus") contained within the sales kit for this annuity. I acknowledge that I (i) have access to a personal computer or similar device (ii) have the ability to read the CD Prospectus using that technology and (iii) am willing to incur whatever costs are associated with using and maintaining that technology.
     With regard to prospectus supplements and other amended/updated prospectuses created in the future, I understand that such documents may be delivered to me in paper form.

..    I understand that if I have purchased another Non-Qualified Annuity from Pruco Life or an affiliated company this calendar year that they will be considered as one annuity for tax purposes. If I take a distribution from any of these contracts, the taxable amount of the distribution will be reported to me and the IRS based on the earnings in all such contracts purchased during this calendar year; and

..    This variable annuity is suitable for my investment time horizon, goals and objectives and financial situation and needs; and

..    I understand that annuity payments, benefits or surrender values, when based on the investment experience of the separate contract investment options, are variable and not guaranteed as to a dollar amount;

..    I represent to the best of my knowledge and belief that the statements made in this application are true and complete.

..    I acknowledge that I have received a current prospectus for this annuity.

NOTE: FOR TRUSTS, CORPORATIONS OR OTHER ENTITY-OWNED APPLICATIONS: THIS APPLICATION MUST BE ACCOMPANIED BY A COMPLETED
CERTIFICATE OF ENTITY OWNERSHIP FORM.

REQUIRED =>  State where signed [________________]  (IF APPLICATION IS SIGNED IN A STATE OTHER THAN THE
                                                    OWNER'S STATE OF RESIDENCE, A CONTRACT SITUS FORM MAY BE
                                                    REQUIRED.)

OWNER'S TAX CERTIFICATION (SUBSTITUTE W-9)

Under penalty of perjury, I certify that the taxpayer identification number (TIN) I have listed on this form is my correct TIN. I further certify that the citizenship/residency status I have listed on this form is my correct citizenship/residency status.

[ ]  I have been notified by the Internal Revenue Service that I am subject to backup withholding due to underreporting of interest or dividends.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE
CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

SIGN HERE      =>  Owner                                            Date

                   [_____________________________________________]  [__________________________________]
                                                                    Month / Day / Year

TITLE (IF ANY) =>
                   [_____________________________________________]  [__________________________________]
                   If signing on behalf of an entity, you must indicate your official title / position with the entity;
                   if signing as a Trustee for a Trust, please provide the Trustee designation.

SIGN HERE      =>  Co-Owner                                         Date

                   [_____________________________________________]  [__________________________________]
                                                                    Month / Day / Year

SIGN HERE      =>  Annuitant                                        Date

                   [_____________________________________________]  [__________________________________]
                   (if different from Owner)                        Month / Day / Year
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SECTION 9 INSURANCE LICENSED REGISTERED REPRESENTATIVE ACKNOWLEDGEMENTS AND SIGNATURE(S)

A. INSURANCE LICENSED REGISTERED REPRESENTATIVE

Name (First, Middle, Last)

[_______________________________________________________________________________________________________][_______________%]

ID Number                                   Telephone Number                 E-mail

[________________________________________]  [_____________________________]  [____________________________________________]

Name (First, Middle, Last)

[_______________________________________________________________________________________________________][_______________%]

ID Number                                   Telephone Number                 E-mail

[________________________________________]  [_____________________________]  [____________________________________________]

B. BROKER/DEALER

Name

[_________________________________________________________________________________________________________________________]

C. REQUIRED QUESTIONS

Do you have any reason to believe that this applicant has any existing annuity or life insurance coverage?
[ ] Yes [ ] No

Do you have any reason to believe that the annuity applied for is to replace existing annuity or life insurance contracts?

If yes, complete and submit the required Regulation 60 paperwork.
[ ] Yes [ ] No

INSURANCE LICENSED REGISTERED REPRESENTATIVE STATEMENT

I am authorized and/or appointed to sell this variable annuity. I have fully discussed and explained the variable annuity features and charges including restrictions to the Owner. I believe this variable annuity is suitable given the
Owner's investment time horizon, goals and objectives, and financial situation and needs. I represent that: (a) I have delivered current applicable prospectuses and any supplements for the variable annuity (which includes summary descriptions of the underlying investment options); and (b) have used only current Pruco Life approved sales material.

I CERTIFY THAT I HAVE TRULY AND ACCURATELY RECORDED ON THIS APPLICATION THE INFORMATION PROVIDED BY THE APPLICANT. I
ACKNOWLEDGE THAT PRUCO LIFE WILL RELY ON THIS STATEMENT.


SIGN HERE =>  Insurance Licensed Registered Representative Signature        Date

              [__________________________________________________________]  [_________________________________]
                                                                            Month / Day / Year

SIGN HERE =>  Insurance Licensed Registered Representative Signature        Date

              [__________________________________________________________]  [_________________________________]
                                                                            Month / Day / Year
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